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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2001

                                COTT CORPORATION

               (Exact Name of Registrant as Specified in Charter)


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
    Canada                        000-19914                        None
---------------                  -----------                ------------------
(State or Other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number)               Identification No.)
 Incorporation)
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                              207 Queen's Quay West
                                    Suite 340
                             Toronto, Ontario M5J1A7

               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 416-203-3898

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

PRIVATE NOTE OFFERING

On December 20, 2001, Cott Corporation issued a press release announcing that its wholly-owned subsidiary, Cott Beverages Inc., subject to certain market and other conditions, intends to offer approximately $275 million of senior subordinated notes due December 15, 2011. A copy of the press release is filed as exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Acquired or to be Acquired Businesses.

         Not applicable.

(b) Pro Forma Financial Information.

         Not applicable.

(c) Exhibits.

         99.1 Press release, dated December 20, 2001.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                COTT CORPORATION



                                By: /s/ Raymond P. Silcock
                                -----------------------------------
                                Raymond P. Silcock
                                Executive Vice President and
                                Chief Financial Officer




December 20, 2001
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                                 EXHIBIT INDEX


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
Exhibit No.                  Description
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
99.1                         Press release, dated December 20, 2001.
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